Exhibit 4.1

NUMBER BC

The Buckhead Community Bancorp, Inc.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

COMMON STOCK

CUSIP 11836P 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF

THE BUCKHEAD COMMUNITY BANCORP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.

DATED:

THE BUCKHEAD COMMUNITY BANCORP, INC. CORPORATE SEAL GEORGIA

Charlie Loudermilk

CHARLES R. LOUDERMILK, SR., CHAIRMAN

Marvin Cosgray

MARVIN COSGRAY, PRESIDENT AND CEO

COUNTERSIGNED AND REGISTERED
REGISTRAR AND TRANSFER COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT	-as tenants by the entireties		(Cust)		(Minor)
JT TEN	-as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act
	in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________________________ do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ ____________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.